                                                                   EXHIBIT 10.42



                   FOURTH LOAN MODIFICATION AGREEMENT

                       Dated as of March 15, 1995


     This FOURTH LOAN MODIFICATION AGREEMENT ("Agreement") is made by and between CADIZ LAND COMPANY, INC., a Delaware corporation ("CLCI"), successor by merger to Pacific Agricultural Holdings, Inc., a California corporation ("PAH"), CADIZ VALLEY DEVELOPMENT CORPORATION, a California corporation ("CVDC," and together with CLCI being referred to herein as the "Borrowers"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland," New York Branch (the "Bank"), who agree as follows:

     1. RECITALS. This Agreement is made with reference to the following facts and objectives:

          1.1  The Borrowers and the Bank entered into that certain
Loan Modification Agreement dated as of December 16, 1991, as modified (the "First Modification Agreement"), pursuant to which the Borrowers and the Bank agreed to modify and consolidate certain loan and financing agreements in effect between them, which Consolidation (as defined in the First Modification Agreement) became effective October 15, 1992.

          1.2 The Borrowers and the Bank subsequently entered into that certain Second Loan Modification Agreement dated as of September 15, 1993 (the "Second Modification Agreement"), pursuant to which the Borrowers and the Bank agreed to restate and further modify the terms of the Bank's loan to the Borrowers.

          1.3  The loan modification contemplated by the Second
Modification Agreement (the "Second Loan Modification") became effective as of December 30, 1993.

          1.4 The Borrowers and the Bank subsequently entered into that certain Third Loan Modification Agreement dated as of January 12, 1994 (the "Third Modification Agreement"), pursuant to which the Bank agreed to further modify the terms of the Bank's loan to the Borrowers in consideration for, inter alia, the Borrowers' agreement to make a partial prepayment toward the outstanding principal balance of the loan.

          1.5 The loan modification contemplated by the Third Modification Agreement (the "Third Loan Modification") became effective as of February 11, 1994. In connection with the Third Loan Modification, the Second Modification Agreement was amended by the Third Modification Agreement (which Second Modification Agreement, as so amended, shall be referred to herein as the "Third Modified Loan Agreement") and the Borrowers delivered to the Bank that Amended and Restated Promissory
Note dated January 12, 1994, in the original principal amount of $8,681,474.03 (the "Restated Note").

          1.6 The obligations of the Borrowers under the Third Modified Loan Agreement and the Restated Note are secured by, inter alia: (a) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of August 1, 1992, which was recorded on October 14, 1992 in the Official Records of San Bernardino County, California (the "Official Records"), as Instrument No. 92-423533 (the "Trust Deed"), as amended by (i) that Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of September 15, 1993, which was recorded on December 30, 1993 in the Official Records as Instrument No. 93-570154 and (ii) that Second Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of January 12, 1994, which was recorded on February 11, 1994 in the Official Records as Instrument No.
94-058715 (the Trust Deed, as so amended, being referred to herein as the "Rabobank Trust Deed"); (b) that certain Security Agreement dated March 17, 1989, executed by PAH in favor of the Bank (the "3/89
Security Agreement");

(c) that certain Security Agreement dated as of September 8, 1989, executed by PAH in favor of the Bank (the "9/89 Security Agreement");
(d) that Amended and Restated Security Agreement and Agreement to
Pledge executed as of September 15, 1993 by CLCI and the Bank, as amended by that Reaffirmation of Amended and Restated Security Agreement and Agreement to Pledge executed as of January 12, 1994 by CLCI and the Bank (the "Restated CLCI Pledge"); and (e) that Amended and Restated Security Agreement and Agreement to Pledge executed as of September 15, 1993 by CVDC and the Bank, as amended by that Reaffirmation of Amended and Restated Security Agreement and Agreement to Pledge executed as of January 12, 1994 by CVDC and the Bank (the "Restated CVDC Pledge").
The Rabobank Trust Deed, 3/89 Security Agreement, 9/89 Security Agreement, Restated CLCI Pledge and Restated CVDC Pledge shall be referred to collectively herein as the "Rabobank Security Documents," and the security interests granted to the Bank thereby shall be referred to collectively herein as the "Rabobank Security Interests."

          1.7 In connection with the Third Loan Modification: (a) the Bank and Henry Ansbacher & Co. Limited ("Ansbacher") entered into that Personal Property Subordination Agreement dated January 11, 1994 (the "1994 Personal Property Subordination Agreement"); (b) the Bank and CLCI, for the benefit of Ansbacher, entered into that Subordination Agreement dated January 11, 1994, which was recorded on February 11, 1994 in the Official Records as Instrument No. 94-058714 (the "1994 CLCI Real Property Subordination Agreement"); and (c) the Bank and CVDC, for the benefit of Ansbacher, entered into that Subordination Agreement dated January 11, 1994, which was recorded on February 11, 1994 in the Official Records as Instrument No. 94-058713, which Subordination Agreement was subsequently replaced and superseded by that Subordination Agreement dated July 5, 1994, which was recorded on July 28, 1994 in the Official Records as Instrument No. 94-322981 (the "1994 CVDC Real Property Subordination Agreement"). In connection with the Second Loan Modification, the Bank and Ansbacher entered into that Appointment of Special Agent for Possession of Promissory Notes dated as of September 15, 1993, which was amended by that Amendment to Appointment of Special Agent for Possession of Promissory Notes dated as of January 12, 1994 (which agreement, as so amended, shall be referred to herein as the "Appointment" and, together with the 1994 Personal Property Subordination Agreement, the 1994 CLCI
Real Property Subordination Agreement and the 1994 CVDC Real Property Subordination shall be referred to herein as the "1994 Subordination Agreements"). Pursuant to the 1994 Subordination Agreements, certain of the Rabobank Security Interests were subordinated to the Senior Interests (as defined in the 1994 Subordination Agreements) held by Ansbacher as security for the Superior Obligations (as defined in the 1994 Subordination Agreements) of the Borrowers, or either of them, to Ansbacher.

          1.8 The Bank has agreed: (a) to subordinate to Ansbacher's Senior Interests certain of the Rabobank Security Interests not previously subordinated thereto, including, without limitation, the Rabobank Security Interests in those parcels of real property described in the attached Exhibit A; and (b) that Ansbacher's Senior Interests shall also secure an additional loan of up to $3,000,000 to be made by Ansbacher to CLCI and CVDC in accordance with the terms of that certain Loan Agreement dated March 15, 1995 among Ansbacher and the Borrowers (the "3/95 Ansbacher Loan") (the agreements by the Bank described in items (a) and (b) of this paragraph to be referred to herein as the "Additional Subordinations"), all in consideration for the Borrowers' agreement to make a partial prepayment of principal under the Restated Note, to grant additional security interests to the Bank, and to provide other consideration to the Bank, all on the terms and conditions set forth herein.

          1.9 All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Third Modification Agreement or, if not defined therein, as assigned to them in the Second Modification Agreement.

     2. SUBORDINATION. The Bank agrees, on the terms and conditions set forth herein, to effect the Additional Subordinations by executing and delivering such written agreements relating thereto between, among and/or in favor of the Bank, CLCI, CVDC and/or Ansbacher as such parties may, in their discretion, agree.

     3.  AMENDMENT OF PRIOR MODIFICATION AGREEMENTS.

          3.1 Fourth Loan Modification. The Additional Subordinations, the agreements between the parties in connection therewith and the satisfaction of all conditions thereto shall be referred to herein as the "Fourth Loan Modification," and the Bank shall notify the Borrowers of the effective date thereof if and when all conditions thereto have been satisfied. If the Fourth Loan Modification is not effected on or before March 31, 1995 (the "Termination Date"), then, unless such failure is due in no way or part to any failure of the Borrowers to satisfy the conditions precedent to the Fourth Loan Modification set forth herein or to any Event of Default or other act or omission of the Borrowers, the Bank shall have no obligation to effect the Fourth Loan Modification and this Agreement shall, as of such date, be deemed terminated and of no further force or effect unless the Bank notifies the Borrowers otherwise. Until such time, if any, as the Fourth Loan Modification becomes effective pursuant to the terms of this Agreement, the Third Modified Loan Agreement and the obligations of the Borrowers thereunder shall remain in full force and effect, unmodified by this Agreement. In the event and to the extent of any conflict or inconsistency between the terms and provisions of the Third Modified Loan Agreement and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall prevail. Except to such extent and as otherwise modified and amended hereby, the terms, provisions and obligations of the Third Modified Loan Agreement shall remain unchanged and in full force and effect, and the Borrowers do hereby acknowledge and reaffirm all of the agreements, covenants (affirmative and negative), obligations, terms and provisions of the Third Modified Loan Agreement.

          3.2  Amendments to Prior Modification Agreements.

               (a) Ansbacher Restructuring. The reference in Section 4.02 of the Second Modification Agreement, as modified by Section 1.02(b)(iii) of the Third Modification Agreement, to the Ansbacher Restructuring shall be deemed to also refer to the 3/95 Ansbacher Loan.

               (b) Ansbacher Debt Instruments. The reference in Section 4.02 of the Second Modification Agreement, as modified by Section 1.02(b)(iii) of the Third Modification Agreement, to the Ansbacher Debt Instruments shall be deemed to also refer to that Secured Promissory Note dated March 29, 1995, in the face amount of $3,000,000.00 to be executed by CLCI and CVDC and delivered to Ansbacher in connection with the 3/95 Ansbacher Loan (the "3/95 Ansbacher Note"), and in form and content as may be approved by the Bank. The reference in Section 1.02(c)(i) of the Third Modification Agreement to the 1/94 Ansbacher Debt Instruments shall be deemed to also refer to the 3/95 Ansbacher Note.

               (c) Ansbacher Indebtedness. The reference in Section 1.02(c)(v) of the Third Modification Agreement to the 1/94 Ansbacher Indebtedness shall be deemed to also refer to the obligations of the Borrowers under the 3/95 Ansbacher Note and under any document, instrument or agreement securing the obligations evidenced by or arising under the 3/95 Ansbacher Note (the "3/95 Ansbacher Indebtedness"). The reference in Section 1.02(d)(i) of the Third Modification Agreement to the 1/94 Ansbacher Indebtedness shall be deemed to also refer to the 3/95 Ansbacher Indebtedness.

               (d)  Affirmative Covenants of the Borrowers.

                    (i) Section 4.01(c) of the Second Modification Agreement is hereby modified to read in full as follows:

               Furnish to the Bank when due as provided in this Section 4.01(c) the following financial information: (i) within fifteen (15) days following filing with the Securities and Exchange Commission (the "SEC"), a true, correct and complete copy of each Quarterly Report on Form 10-Q from time to time filed by CLCI; (ii) on or before March 1 and August 1 of each year, a statement of projected cash flow of CLCI and its subsidiaries for the next ensuing twelve (12) month period from April 1 through March 31 (as to the statement due on or before each March 1) and for the next ensuing twelve
(12) month period from September 1 through August 31 (as to the statement due on or before each August 1); (iii) within forty-five (45) days following the end of each calendar quarter, a variance analysis (in form and content satisfactory to the Bank) setting forth the variances in CLCI's actual results of operation from its budgeted results of operation; (iv) within fifteen (15) days of filing with the SEC, a true, correct and complete copy of each Annual Report on Form 10-K from time to time filed by CLCI;
(v) not later than the commencement of each fiscal year, CLCI's operating budget for such fiscal year, which budget for the fiscal year ending March 31, 1997, shall show as an expense item and in accordance with Section 1.02(e)(vi) of the Third Modification Agreement, all interest projected to be due on January 31, 1997 under the Restated Note for the period from and after January 1, 1995, in excess of $853,000; (vi) such other information concerning the financial condition or operations of CLCI, CVDC, or any other subsidiaries of either of them as the Bank may from time to time reasonably request; and (vii) as soon as possible, notice of the creation of any lien, security interest or other charge or encumbrance or any other type of preferential arrangement, or the assignment of any right to receive income, in each case to secure the Debt (as hereinafter defined) of any person or entity. All of the foregoing information shall be prepared in accordance with generally accepted accounting principles consistently applied and all information provided pursuant to Sections 4.01(c)(i) through
(iii) shall be certified by CLCI's Chief Financial Officer. So long as CLCI, CVDC and CLCI's other subsidiaries prepare the financial information required pursuant to this Section 4.01(c) only on a consolidated basis, then the timely delivery of all such information prepared on a consolidated basis for CLCI, CVDC and all such subsidiaries shall be deemed to satisfy the Borrower's obligations pursuant to this Section 4.01(c).

                    (ii) The first sentence of Section 1.02(c)(i) of the Third Modification Agreement is hereby modified to read in full as follows:

               Provide the Bank, as additional security for the Borrowers' obligations under the Restated Note, with security interests (pursuant to security documents satisfactory to the Bank) in all property (or interests therein, including, without limitation, option rights to acquire such property, to the extent the Borrowers have the right to pledge or encumber such option rights) now owned or hereafter acquired by the Borrowers, or either of them, and cause any subsidiary or other affiliate of the Borrowers, or either of them, which acquires any such property (or interest therein) to so provide the Bank with such security interests.

                    (iii) The definition of "Water Assets" set forth in Exhibit B to the Third Modification Agreement and as referred to in Section 1.02(c)(iv) and other provisions of the Third Modification Agreement is hereby modified to read in full as defined in the Restated Rabobank Trust Deed.

               (e)  Negative Covenants of the Borrowers.

                    (i) Section 1.02(d)(ii) of the Third Modified Loan Agreement is hereby modified to read in full as follows:

               Encumber or grant any other security interest in favor of any third party (other than to Ansbacher pursuant to that certain Loan Agreement dated March 15, 1995 among Ansbacher and the Borrowers) in or to any property (or interest therein), wherever located, acquired by the Borrowers, or either of them, or by any subsidiary or affiliate of either of them; provided, however, that nothing in this Section 1.02(d)(ii) shall be deemed to prohibit the Borrowers, or either of them, from granting security interests in growing crops to non-affiliated third parties who are conducting farming operations on the real property encumbered by the Restated Rabobank Trust Deed or by the deed of trust securing the SWFG Replacement Note pursuant to bona fide, arms length agreements with the Borrowers, or either of them.

                    (ii) The last sentence of Section 1.02(d)(iii) of the Third Modification Agreement is hereby modified to read as follows:

               Notwithstanding any other provisions herein to the contrary:
(aa) the Borrowers may convey or enter into contracts regarding the Water Assets so long as (xx) no such single conveyance or contract involves more than twenty-five (25) acre feet of water and (yy) the cumulative total of all such conveyances or contracts in any one year does not exceed two hundred
(200) acre feet of water; and (bb) the Bank will not unreasonably withhold its consent to any proposed contract or agreement pursuant to which water would be sold and delivered by the Borrowers, or either of them, to a third party; and (iii) the restrictions on the sale of water provided in this
Section 1.02(d)(iii) shall not apply to water transferred to third parties all of which is used solely for irrigation purposes in connection with agricultural operations conducted by such third party on the real property encumbered by the Restated Rabobank Trust Deed and/or by the deed of trust securing the SWFG Replacement Note.

               (f) Events of Default. "Events of Default" shall be as defined in Section 5.01 of the Second Modification Agreement, as modified by
Section 1.02(e) of the Third Modification Agreement and as follows:

                    (i)  The representations and warranties referred to in
Section 5.01(b) shall be deemed to include, in addition, any representation or warranty made by a Borrower (or any of its officers) under or in connection with this Agreement or any document, instrument, or agreement executed and delivered by the Borrowers to the Bank in connection with the Fourth Loan Modification (collectively, the "Fourth Modified Loan Documents").

                    (ii) The reference to any Second Modified Loan Document in Section 5.01(c) shall be deemed to include, in addition, any Fourth Modified Loan Document.

                    (iii)  In the last clause of Section 5.01 following
Section 5.01(k), the references to the Second Loan Modification shall be deemed to refer to the Fourth Loan Modification.

               (g) Miscellaneous. Article VI of the Second Modification Agreement, as modified by Section 1.02(f) of the Third Modification Agreement, shall be further modified as follows:

                    (i)  In Sections 6.01, 6.02, 6.03, 6.05, 6.06 and 6.07(a)
of the Second Modification Agreement, any references to the Second Modified Loan Document(s) shall be deemed to refer to the Second Modified Loan Document(s), Third Modified Loan Document(s) and/or Fourth Modified Loan Documents.

                    (ii) In Section 6.02 of the Second Modification Agreement, CLCI's address for notices shall be changed to 10535 Foothill Boulevard, Suite 150, Rancho Cucamonga, California 91730, Attention: Chief Financial Officer, and notices to the Bank shall be sent to 245 Park Avenue, New York, New York 10167, Attention: Corporate Services Department.

                    (iii) The second sentence of Section 6.03 of the Second Modification Agreement shall be modified by adding to the end of such sentence "including, without limitation, the Third Modified Loan Documents and/or the Fourth Modified Loan Documents."

     4.  CONDITIONS PRECEDENT TO FOURTH LOAN MODIFICATION.

          4.1 Deliveries to the Bank. The obligation of the Bank to effect the Fourth Loan Modification is subject to the condition precedent that the Bank shall have received, on or before the effective date of the Fourth Loan Modification, and in any event on or before the Termination Date, the following, in form and substance satisfactory to the Bank in its sole discretion, duly executed and/or in recordable form, where appropriate, and all at the Borrowers' cost:

               (a) The sum of Two Hundred Fifty Thousand Dollars ($250,000), Two Hundred Thousand Dollars ($200,000) of which shall constitute reimbursement for legal fees and expenses previously incurred by the Bank in connection with this loan and for legal fees and expenses incurred by the Bank in connection with the Fourth Loan Modification, and the balance of which shall be applied as partial prepayment of the principal balance of the Restated Note. Notwithstanding such reimbursement, Borrowers agree that they shall be and remain obligated to reimburse the Bank for any and all other fees, costs and expenses of counsel for the Bank pursuant to Section 6.05(a) of the Second Modification Agreement, as modified by Section 3.2(g)(i) of this Agreement.

               (b) With regard to the Rabobank Trust Deed, a modification thereof or a replacement therefor adding to the property covered thereby that real property described in the attached Exhibit B and such personal property as the Bank may require (the "Restated Rabobank Trust Deed").

               (c) With regard to the Restated Rabobank Trust Deed, an endorsement to the Bank's existing lender's title insurance policy covering the Rabobank Trust Deed or, at the Bank's election, a new lender's title insurance policy (such endorsed existing policy or such new policy, as the case may be, being referred to herein as the "Rabobank Policy") issued by a title insurance company selected by the Bank, assuring the Bank that the Restated Rabobank Trust Deed secures the obligations of the Borrowers under the Restated Note and as otherwise set forth in this Agreement, and is a valid and enforceable mortgage lien on the property mortgaged thereby, subject only to the those exceptions as may be approved by the Bank (and which shall, if approved by the Bank, include the security interests of Ansbacher securing the 1/94 Ansbacher Indebtedness and the 3/95 Ansbacher Indebtedness), which policy shall include endorsements for such matters as the Bank in its sole discretion may request.

               (d) A certificate concerning the absence of hazardous waste on the real property covered by the Restated Rabobank Trust Deed.

               (e) Evidence that all insurance required under the Restated Rabobank Trust Deed is in full force and effect.

               (f) Evidence of the payment of any fees and charges in connection with the transactions contemplated in this Agreement, including without limitation insurance premiums and title insurance premiums.

               (g) If so request by the Bank, an independent, unsecured environmental indemnity agreement with respect to the real property covered by the Restated Rabobank Trust Deed.

               (h) Such UCC financing statements, or amendments to existing financing statements, as the Bank may require to perfect and protect the security interests created in favor of the Bank pursuant to the Restated Rabobank Trust Deed or any other Rabobank Security Documents.

               (i) Certified copies of the resolutions of the Boards of Directors of the Borrowers approving this Agreement and any and all actions to be taken in connection herewith and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and such other actions.

               (j) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of its officers authorized to sign this Agreement and the other documents to be delivered by it hereunder.

               (k) A favorable opinion of Miller & Holguin, counsel for the Borrowers, with respect to such matters relating to the transactions contemplated by this Agreement as the Bank may reasonably request.

               (l) Duly authorized and issued warrants in the form and content of the 1994 Replacement Warrants (as defined in Section 2.01(j) of the Third Modification Agreement) granting to the holder thereof the right to purchase, for a period of three (3) years from and after the effective date of the Fourth Loan Modification, thirty-five thousand (35,000) shares of common stock of CLCI for the purchase price of five cents ($0.05) per share (the "1995 Warrants"). The common shares subject to the 1995 Warrants shall, when issued, be duly and validly issued, fully paid and nonassessable.

               (m) A certified copy of the resolution of the Board of Directors of CLCI that sufficient shares of CLCI common stock have been authorized and reserved to allow the Bank to exercise the 1994 Replacement Warrants and the 1995 Warrants as to all two hundred ten thousand (210,000) shares covered thereby.

               (n) A certificate of an officer of CLCI stating the total number of authorized shares of common stock of CLCI, the total number of issued and outstanding shares, and the total number of shares subject to issued and outstanding warrants and other options.

               (o) A certification identifying all the real property owned by the Borrowers, or either of them, or in which the Borrowers, or either of them, has an interest (whether by virtue of a purchase agreement, an option to acquire, or otherwise).

               (p) Such other approvals, opinions, instruments, agreements, writings and other documents as the Bank may reasonably request in connection with the creation or continuation of any security interest(s) granted to or held by the Bank in furtherance of the transactions contemplated by this Agreement or as the Bank may otherwise require in connection with the consummation of such transactions (including, without limitation, estoppel certificates, security agreements, financing statements, pledges, assignments, subordination agreements, intercreditor agreements, endorsements, certificates, certifications, reports, and studies).

          The Bank may, in its sole and absolute discretion, waive the requirement that any of the foregoing documents or other items be delivered to it as a condition to the effectiveness of the Fourth Loan Modification, it being understood and agreed that any such waiver shall only be effective if made in writing by the Bank.

          4.2 Additional Conditions Precedent to Fourth Loan Modification. The obligation of the Bank to effect the Fourth Loan Modification shall be subject to the further conditions precedent that on the effective date of the Fourth Loan Modification:

               (a) The following statements shall be true (and the effectiveness of the Fourth Loan Modification shall be deemed to constitute a representation and warranty by the Borrowers that such statements are true as of the date thereof):

                    (i)  The representations and warranties contained in
Section 5 of this Agreement, in Section 3.01 of the Second Modification Agreement, in Sections 2.02 and 3.01 of the Third Modification Agreement, in Article I of the Restated Rabobank Trust Deed, in Article 1 of each of the Pledge Agreements, or in any other Second Modified Loan Document, Third Modified Loan Document or Fourth Modified Loan Document are correct on and as of the date of the Third Loan Modification as though made on and as of such date; and

                    (ii) No event has occurred and is continuing, or would result from the Fourth Loan Modification, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               (b) The Borrowers shall have effected (or shall effect, concurrently with the Fourth Loan Modification) the 3/95 Ansbacher Restructuring. To the extent the Bank deems it necessary or desirable in order to effect the Fourth Loan Modification concurrently with the 3/95 Ansbacher Restructuring, an escrow shall be established with Chicago Title Company or such other escrow holder as may be acceptable to the Bank. With regard to any or all of the funds, documents and other materials to be delivered by the Borrowers to the Bank as conditions precedent to the Bank's obligation to effect the Fourth Loan Modification, the Bank may require that such documents and materials be delivered through escrow. All costs, fees and expenses of such escrow shall be paid by the Borrowers.

               (c) All real property taxes with respect to the property encumbered by the Restated Rabobank Trust Deed shall have been paid current.


     5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

          (a) Such Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

          (b) The execution, delivery and performance by such Borrower of each of the Fourth Modified Loan Documents to which it is or will be a party are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting such Borrower, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto and to the Restated Rabobank Trust Deed, Security Agreements and Pledge Agreements) upon or with respect to any of its properties.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower of any Fourth Modified Loan Document to which it is or will be a party.

          (d)  This Agreement is, and each of the other Fourth Modified
Loan Documents to which such Borrower is or will be a party when delivered hereunder will be, legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms.

          (e) Except as disclosed in (i) that letter dated June 10, 1994, from Miller & Holguin to Price Waterhouse, (ii) that letter dated June 10, 1994, from William D. Baker of Ellis, Baker & Porter, Ltd., to Price Waterhouse, (iii) that letter dated March 21, 1995, from James D. Burnside of Caswell, Bell, Hillison, Burnside & Greer, to Susan K. Chapman at CLCI, and (iv) that letter dated March 28, 1995, from Howard J. Unterberger of Miller & Holguin, to the Bank, there is no pending or, to the best of such Borrower's knowledge, threatened action or proceeding affecting such Borrower or any of its subsidiaries before any court, governmental agency or arbitrator, which could result in a material adverse judgment against such Borrower or any subsidiary.

     6.   ADDITIONAL COVENANTS OF THE BORROWERS.

          6.1 With respect to that certain Option Agreement dated December 29, 1993 (the "SF Option"), between CLCI, as optionee, and S.F. Pacific Properties, Inc. ("SF"), as optionor, covering approximately 5,652 acres in the so-called Cadiz Basin and that certain Option Agreement dated June 20, 1994 (the "Piute Option"), between CLCI, as optionee, and SF, as optionor, covering approximately 3,358 acres of land, CLCI shall (a) use its best efforts during the forty-five (45)-day period following the effective date of the Fourth Loan Modification to obtain the optionor's consent, if required, to the pledge to the Bank of CLCI's option rights under the SF Option and the Piute Option and (b) provide the Bank promptly following CLCI's transmission or receipt, as the case may be, with copies of all correspondence relevant to such requests for consent.

          6.2 On or before July 31, 1995, the Borrowers shall deliver to the Bank a true, correct and complete copy of an appraisal (the "D&T Appraisal") of the properties (collectively, the "SWFG Properties") encumbered by those deeds of trust securing the SWFG Farming Note and the SWFG Replacement Note (as such notes are defined in Sections 2.01(k)(i) and (ii) of the Second Modification Agreement) prepared by Deloitte & Touche and any other information or documentation relating to the value of such properties as the Banks may request; provided that in the event the D&T Appraisal has not been completed by July 31, 1995, then the Borrowers shall deliver a true, correct and complete copy of the most current draft of the D&T Appraisal on such date.

          6.3 Within one hundred twenty (120) days following the effective date of the Fourth Loan Modification, the Borrowers shall obtain, at their sole cost and expense, and provide to the Bank a true, correct and complete copy of an appraisal (the "Appraisal") of (i) the real property covered by the Restated Rabobank Trust Deed, (ii) the SWFG Properties, (iii) the Harweal Property and (iv) the real property covered by the deed of trust securing the PSWRI Note (the "Appraised Properties") prepared by an appraiser or appraisers satisfactory to the Bank. The Appraisal shall, among other things, value the Appraised Properties based both upon their current usage and upon the assumption that the Water Assets attributable to the Appraised Properties are and can be fully exploited by the Borrowers.

          6.4 On or before December 31, 1995, the Borrowers shall provide the Bank with an opinion letter prepared by the Borrowers' water rights counsel concerning the CLCI's rights with respect to the Water Assets associated with the approximately 2,955 acres of land owned by CLCI at Piute.

     7.   MISCELLANEOUS.

          7.1 Binding Effect; Governing Law; Joint and Several Liability. This Agreement shall be binding upon and inure to the benefit of the Borrowers and the Bank and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Bank. All obligations of the Borrowers hereunder shall be joint and several. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

          7.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

          7.3 General Release. As additional consideration for the Bank's entering into this Agreement, the Borrowers hereby release and forever discharge the Bank, its agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting on its behalf (collectively,"Representatives"), of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever that the Borrowers may now have or claim to have against the Bank and/or the Bank's Representatives, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way concerning, arising out of, related to or founded upon the Existing Loan Documents (as defined in the First Modification Agreement), the First Modification Agreement, the Existing Note, the Second Modified Loan Documents, the Third Modified Loan Documents and/or the Fourth Modified Loan Documents, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to and including the effective date of this Agreement. This agreement and covenant on the part of the Borrowers is contractual, and not a mere recital. It is further understood and agreed that the foregoing general release extends to all claims of every kind and nature whatsoever, known, unknown, suspected or unsuspected, liquidated or contingent, foreseen or unforeseen, and the Borrowers, on behalf of themselves and their respective agents, successors, assigns, subsidiaries, partners and affiliates, hereby waive all rights under Section 1542 of the California Civil Code. Section 1542 of the California Civil Code provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Provided, however, that nothing herein shall be deemed to release the Bank or the Bank's Representatives from any liability or obligation arising in connection with facts or circumstances that occur or arise for the first time after the effective date of this Agreement.

          7.4 Waiver of Anti-Deficiency Protection. In consideration for the Bank's entering into this Agreement and agreeing to effect the Additional Subordinations, the Borrowers, and each of them, hereby waives, as to any and all documents heretofore executed in connection with this loan and as to any and all documents or agreements executed by the Borrowers, or either of them, pursuant to this Agreement, any defense, protection or right under:

               (a) California Code of Civil Procedure ("CCP") Section 580d concerning the bar against rendition of a deficiency judgment following a nonjudicial foreclosure under a power of sale in a deed of trust;

               (b) CCP Section 580a purporting to limit the amount of a deficiency judgment which may be obtained following a nonjudicial foreclosure under a power of sale in a deed of trust; and

               (c) CCP Section 726 concerning exhaustion of collateral (the "security first rule"), the form of an action to enforce an obligation secured by a deed of trust on real property located in California (the "one form of action rule") and otherwise limiting the amount of a deficiency judgment that may be recovered following completion of judicial foreclosure by reference to the "fair value" of the foreclosed collateral (the "fair value limitation").

          7.5 Attorneys' Fees. In the event of any action or proceeding arising out of or in connection with this Agreement or the enforcement of the terms hereof, the prevailing party shall be entitled to collect and receive its attorneys' fees and costs of suit.

          7.6 Incorporation. The Recitals set forth above and all exhibits attached hereto are a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         CADIZ LAND COMPANY, INC.,
                         a Delaware corporation


                         By:  /s/ Keith Brackpool
                              ----------------------
                              Keith Brackpool
                              Chief Executive Officer



                         CADIZ VALLEY DEVELOPMENT CORPORATION,
                         a California corporation


                         By:  /s/ Keith Brackpool
                              -----------------------
                              Keith Brackpool
                              Chief Executive Officer



                         COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland," New York Branch


                         By:  /s/ Michel de Konkoly Thege
                              ---------------------------
                              Authorized Officer


                         By:  /s/ James Mahon
                              ----------------------------
                              Authorized Officer





                                EXHIBIT A

                   [Legal Descriptions of 1,760 acres,
                     Citrus property and Labor Camp]


1,760 Acres:  (Parcels 17B and 19 of Order No.  9511026)

The land is situated in the State of California, County of San Bernardino, and is described as follows:

SECTIONS 32 AND 34, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

THE NORTHWEST ONE-QUARTER AND THE NORTHEAST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING
TO THE OFFICIAL PLAT THEREOF.

Citrus Property:

The land is situated in the State of California, County of San Bernardino, and is described as follows:

SECTION 27, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.


Labor Camp:  (Parcel 21 of Order No. 9511026)

The land is situated in the State of California, County of San Bernardino, and is described as follows:

ALL OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 16 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF WESTBOUND MAIN TRACT OF SAID RAILWAY COMPANY, SAID POINT BEING 546.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT 365.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF SAID SECTION;
THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET;
THENCE NORTHERLY AT RIGHT ANGLES, 120 FEET;
THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE, 363 FEET; THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF WAY THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF THE WESTBOUND MAIN TRACK OF SAID RAILWAY COMPANY, SAID POINT BEING DISTANT 183.1 FEET WESTERLY ALONG SAID RIGHT OF
WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16,
DISTANT 165.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF
SAID SECTION;
THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET TO THE SOUTHEAST CORNER OF THE LAND CONVEYED BY W.F. ZIEGLER AND OLIVA M. ZIEGLER BY DEED RECORDED IN BOOK 677, PAGE 159, OFFICIAL RECORDS;
THENCE NORTHERLY AT RIGHT ANGLES ALONG THE EASTERLY LINE OF THE LAND CONVEYED BY DEED JUST REFERRED TO, 120 FEET;
THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE, 363 FEET; THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM:

FIRST: A STRIP OF LAND, 50 FEET WIDE, LYING SOUTH OF AND ADJACENT TO THE SOUTHERN PACIFIC RAILWAY COMPANY'S 200-FOOT RIGHT OF WAY THROUGH SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN.

SECOND:  A PIECE OR PARCEL OF LAND LYING IN THE SOUTHEAST ONE-QUARTER OF SAID
SECTION 16, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY BOUNDARY OF THE ABOVE DESCRIBED PIECE OF LAND, DISTANT 770 FEET WESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16;
THENCE SOUTHWESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID
SECTION 16;
THENCE SOUTHEASTERLY ON A CURVE CONCAVE SOUTHEASTERLY, WITH A RADIUS OF
739.49 FEET, A DISTANCE OF 750 FEET;
THENCE SOUTH 5 DEGREES 24' WEST, A DISTANCE OF 1481 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF SAID SECTION 16;
THENCE WEST ALONG SAID SOUTH LINE, 50.2 FEET;
THENCE NORTH 5 DEGREES 24' EAST, A DISTANCE OF 2389 FEET;
THENCE NORTHWESTERLY ON A CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 998 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY BOUNDARY LINE OF THE ABOVE FIRST DESCRIBED PIECE OF LAND;
THENCE EASTERLY ALONG SAID SOUTHERLY BOUNDARY LINE, A DISTANCE OF 975
FEET, MORE OR LESS, TO THE POINT OF BEGINNING.








                            EXHIBIT B

             [Legal Descriptions of Cadiz Office Site
                    and Ward Valley Property]


Cadiz Office Site:  (Order No. 9511032)

The land is situated in the State of California, County of San Bernardino, and is described as follows:

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.


Ward Valley Property:  (Order Nos. 9512203, 9512213, 9512216, 9512210,
                        9512214, 9512209, 9512217, and 9512215)

The land is situated in the State of California, County of San Bernardino, and is described as follows:

THE WEST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM HOMER S. KNOWLES, ETUX., RECORDED JANUARY 13, 1958 IN BOX 4410 PAGE 475 OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM JOAN L. ZMINA, TRUSTEE, RECORDED OCTOBER 12, 1994 AS INSTRUMENT NO. 94-415289 OFFICIAL RECORDS.

THE EAST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER
SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-QUARTER OF ALL MINERALS, OIL, GAS, CARBONS AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM HOMER S. KNOWLES, ETUX., RECORDED JANUARY 16, 1958 IN BOOK 4414 PAGE 237 OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBONS AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM CAROL O. ALLEN, ETAL., RECORDED OCTOBER 7, 1994 AS INSTRUMENT NO. 94-411051 OFFICIAL RECORDS.

THE NORTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SECTION 23, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

ALL OF SECTION 36, TOWNSHIP 3 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

THE NORTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER, SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM 50% OF ALL OIL, GAS, MINERAL, URANIUM, AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED RECORDED JUNE 7, 1962, IN BOOK 5712, PAGE 338 OFFICIAL RECORDS.


PARCEL NO. 1:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18, EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE
PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE
PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 36, SAID POINT BEING LOCATED NORTH 46 DEGREES 03' WEST 45,738.1 FEET FROM THE SOUTHWEST CORNER OR
SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57'WEST 2,500 FEET, MORE OR LESS, TO A POINT ON
THE WEST LINE.

THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 2:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHARE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND
TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE
PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED
TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL NO. 3:

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHARE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM THE BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46 DEGREES 42" WEST 69,424.5 FEET FROM THE SOUTHEAST CORNER OF
SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 3879.8, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA
RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 4:

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHARE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 5:

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHARE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY
BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT
TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH
LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL NO. 6:

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 7:

THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46 DEGREES 03' WEST 45,738.1 FEET FROM THE SOUTHEAST CORNER OF
SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 8:

THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 9:

THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 10:

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 11:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE.

EXCEPT THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LAND, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 1:

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID
LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 2:

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST, 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS
AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960
IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 3:

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID
SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED
70 FEET NORTHWESTERLY FROM AND THE OTHER BEING LOCATED 330 FEET
SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING
DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST, 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

FURTHER EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46 DEGREES 42' WEST, 69,424.5 FEET FROM THE SOUTHEAST CORNER
OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND
MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 3879.8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL
OF THE STATE OF CALIFORNIA, PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL
CODE.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.